                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1995 95-5 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of December, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ------------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995


                                      CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                      TRUST ACCOUNT #3334296-0
                                      REMITTANCE DATE:  12/15/95



                                              Total $          Per $1,000
                                              Amount            Original
                                           -------------       ----------
Class A Certificates
(1a) Amount available (including Monthly
     Servicing Fee)                        $6,038,819.82

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                      0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                           0.00

A.   Interest
     (2)   Aggregate Interest
           a. Class A-1 Interest              212,315.05       3.86027364
           b. Class A-2 Interest              368,041.67       5.04166671
           c. Class A-3 Interest              260,416.67       5.20833340
           d. Class A-4 Interest              319,000.00       5.50000000
           e. Class A-5 Remittance Rate
              (6.90%, unless Weighted Average
              Contract Rate is below 6.90%)        6.90%
           f. Class A-5 Interest              316,250.00       5.75000000
           g. Class A-5 Remittance Rate
              (7.30%, unless Weighted Average
              Contract Rate is below 7.30%)        7.30%
           h. Class A-5 Interest              504,600.00       6.04166667

     (3)   Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                              .00              .00

     (4)   Remaining:
           a. Unpaid Class A Interest
              Shortfall                              .00              .00

B.   Principal
     (5)   Formula Principal Distribution
           Amount                           2,298,839.10              N/A
           a. Scheduled Principal             612,063.53              N/A
           b. Principal Prepayments         1,608,104.25              N/A
           c. Liquidated Contracts             78,671.32              N/A
           d. Repurchases                            .00              N/A

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995


                                   CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                   TRUST ACCOUNT #3334296-0
                                   REMITTANCE DATE:  12/15/95


  (6)  Pool Scheduled Principal
       Balance                             436,754,975.38      967.91244118
 (6a)  Pool Factor                              .96791244

  (7)  Unpaid Class A Principal Shortfall
       (if any) following prior Remittance
       date                                           .00

  (8)  Class A Percentage for such Remittance
       Date (Until Class B Cross-Over Date,
       and on each Remittance Date thereafter
       unless each Class B Principal
       Distribution Test is satisfied, equals
       A Principal Balance and the Class M-1
       Principal Balance divided by (b) the
       Pool Scheduled Principal Balance)           91.78%

  (9)  Class A Percentage for the following
       Remittance Date                             91.73%

 (10)  Class A Principal Distribution:
       a. Class A-1                          2,298,839.10       41.79707455
       b. Class A-2                                   .00               .00
       c. Class A-3                                   .00               .00
       d. Class A-4                                   .00               .00
       e. Class A-5                                   .00               .00
       f. Class A-6                                   .00               .00

 (11)  Class A-1 Principal Balance          40,521,003.38      736.74551600
(11a)  Class A-1 Pool Factor                    .73674552

 (12)  Class A-2 Principal Balance          73,000,000.00      1000.0000000
(12a)  Class A-2 Pool Factor                   1.00000000

 (13)  Class A-3 Principal Balance          50,000,000.00      1000.0000000
(13a)  Class A-3 Pool Factor                   1.00000000

 (14)  Class A-4 Principal Balance          58,000,000.00      1000.0000000
(14a)  Class A-4 Pool Factor                   1.00000000

 (15)  Class A-5 Principal Balance          55,000,000.00      1000.0000000
(15a)  Class A-5 Pool Factor                   1.00000000

 (16)  Class A-6 Principal Balance          83,520,000.00      1000.0000000
(16a)  Class A-6 Pool Factor                   1.00000000

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995


                                      CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                      TRUST ACCOUNT #3334296-0
                                      REMITTANCE DATE:  12/15/95


     (17)  Unpaid Class A Principal Shortfall
           (if any) following current Remittance
           Date                                      .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (18)  31-59 days                       3,647,183.96              124

     (19)  60 days or more                  2,279,362.04               60

     (20)  Current Month Repossessions        320,182.40               11

     (21)  Repossession Inventory             543,940.99               21

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in August 1999)

     (22)  Average Sixty-Day Delinquency Ratio Test

           (a) Sixty-Day Delinquency Ratio for current
               Remittance Date                                       .52%

           (b) Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                          .24%

     (23)  Average Thirty-Day Delinquency Ratio Test

           (a) Thirty-Day Delinquency Ratio for current
               Remittance Date                                       .84%

           (b) Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                          .65%

     (24)  Cumulative Realized Losses Test

           (a) Cumulative Realized Losses for the current Remittance
               Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from August 1, 1999 to
               July 31, 2000, 6.5% from August 1, 2000 to
               July 31, 2001, 8.5% from August 1, 2001 to
               July 31, 2002 and 9.5% thereafter)                    .01%

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.05%, 6.25%,
                              6.60%, 6.90%, 7.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                November, 1995


                                      CUSIP#'S  393505-HC9,HD7,HE5,HF2,HG0,HH8
                                      TRUST ACCOUNT #3334296-0
                                      REMITTANCE DATE:  12/15/95


(25) Current Realized Losses Test

     (a) Current Realized Losses for current
         Remittance Date                                     20,046.49

     (b) Current Realized Loss Ratio (total Realized Losses
         for the most recent three months, multiplied by 4,
         divided by arithmetic average of Pool Scheduled
         Principal Balances for third preceding Remittance
         and for current Remittance Date; may not exceed
         2.25%)                                                   .03%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance for prior Remittance date (must
         equal or exceed 12%) and the Class B Principal Balance
         as of such Remittance Date is greater than or equal
         to $9,024,679.00                                        8.22%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.65%

                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                           CLASS M1 CERTIFICATES
                               MONTHLY REPORT       CUSIP#'S 393505-HJ4
                               November, 1995       TRUST ACCOUNT #3334296-0
                                   Page 5           REMITTANCE DATE:  12/15/95




                                                     Total $       Per $1,000
                                                      Amount        Original
                                                    ---------     ------------
CLASS M1 CERTIFICATES
---------------------
 (27)     Amount available (including Monthly
          Servicing Fee)                         1,759,357.33

 A.       Interest
 (28)     Aggregate interest
          a.    Class M-1 Remittance Rate (7.65%,
                unless Weighted Average Contract
                Rate is below 7.65%)                     7.65%
          b.    Class M-1 Interest                 258,888.75       6.37500000

 (29)     Amount applied to Class M-1 Interest
          Deficiency Amount                               .00                0

 (30)     Remaining unpaid Class M-1 Interest
          Deficiency Amount                               .00                0

 (31)     Amount Applied to:
          a.   Unpaid Class M-1 Interest Shortfall        .00                0

 (32)     Remaining:
          a.   Unpaid Class M-1 Interest Shortfall        .00                0

 B.       Principal
 (33)     Formula Principal Distribution Amount
          a.   Scheduled Principal                        .00              N/A
          b.   Principal Prepayments                      .00              N/A
          c.   Liquidated Contracts                       .00              N/A
          d.   Repurchases                                .00              N/A

 (34)     Class M-1 Principal Balance           40,610,000.00    1000.00000000
(34a)     Class M-1 Pool Factor                    1.00000000

 (35)     Class M-1 Percentage after prior
          Remittance Date                                 .00%

 (36)     Class M-1 Percentage for such Remittance
          Date                                            .00%

 (37)     Class M-1 Percentage for the following
          Remittance Date                                 .00%

 (38)     Class M-1 Principal Distribution:
          a.   Class M-1                                  .00       0.00000000
          b.   Unpaid Class M-1 Principal Shortfall
               (if any) following prior Remittance
               Date                                       .00

 (39)     Unpaid Class M-1 Principal Shortfall
          (if any) following current Remittance
          Date                                            .00



                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                November, 1995        CUSIP#'S 393505 HK1, HL9
                                    Page 5            REMITTANCE DATE:  12/15/95


                                                    Total $         Per $1,000
                                                     Amount          Original
                                                   ---------       ------------

Class B1 Certificates
---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including
       Monthly Servicing Fee)                   1,500,468.58

  (2)  Class B-1 Remittance Rate (7.30% unless
       Weighted Average Contract Rate is
       below 7.30%)                                     7.30%

  (3)  Aggregate Class B1 Interest                109,804.17         6.08333352

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                             .00                .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                                .00                .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                                 .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                                 .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date          .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)             .00

 (9a)  Class B Percentage for the following
       Remittance Date                                   .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)            .00

(11a)  Class B1 Principal Shortfall                      .00

(11b)  Unpaid Class B1 Principal Shortfall               .00

 (12)  Class B Principal Balance               36,103,972.00

 (13)  Class B1 Principal Balance              18,050,000.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.30%, 7.65%
                          PASS-THROUGH CERTIFICATES,
                                 SERIES 1995-5
                             CLASS B CERTIFICATES
                                MONTHLY REPORT       CUSIP#'S 393505 HK1, HL9
                                November, 1995       REMITTANCE DATE:  12/15/95
                                    Page 5



                                                       Total $     Per $1,000
                                                        Amount      Original
                                                      ---------   ------------
Class B2 and C Certificates
---------------------------
(12) Remaining Amount Available                    1,390,664.41

(13) Class B-2 Remittance Rate (7.65%
     unless Weighted Average Contract
     Rate is less than 7.65%)                              7.65%

(14) Aggregate Class B2 Interest                     115,094.07     6.37499992

(15) Amount applied to Unpaid Class
     B2 Interest Shortfall                                  .00            .00

(16) Remaining Unpaid Class B2
     Interest Shortfall                                     .00            .00

(17) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date               .00

(18) Class B2 Principal Liquidation Loss Amount             .00

(19) Class B2 Principal (zero until Class B1
     paid down; thereafter, Class B Percentage
     of Formula Principal Distribution Amount)              .00

(20) Guarantee Payment                                      .00

(21) Class B2 Principal Balance                   18,053,972.00

(22) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive
     at Amount Available if the Company is or
     Green Tree Financial Corp. is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B2 Distribution Amount; if the Company or
     Green Tree Financial Corp. is the
     Servicer)                                       182,939.09

(23) Class C Residual Payment                      1,092,631.25

(24) Class M-1 Interest Deficiency on such
     Remittance Date                                        .00

(25) Class B-1 Interest Deficiency on such
     Remittance Date                                        .00

(26) Repossessed Contracts                           320,182.40

(27) Repossessed Contracts Remaining
     in Inventory                                    543,940.99

(28) Weighted Average Contract Rate                    10.65067

                                      GTFC
                                     1995-5
                                 November, 1995
                              Defaulted Contracts



                                                       Estimated
                                          Repurchase    Loss at
    Account#     Principal     Interest     Amount     Sale Date
    --------     ---------     --------   ----------   ----------

    16317733     25,745.64       149.75    25,895.39    11,204.87
    46300641     24,068.72       139.99    24,208.71     7,851.36
    57315141     28,856.96       167.85    29,024.81       785.29
                ----------      -------   ----------   ----------

  TOTALS        $78,671.32      $457.59   $79,128.91   $19,841.79
                ==========      =======   ==========   ==========